Accounts Receivable Disclosure	12 Months Ended
Dec. 31, 2015
Notes
Accounts Receivable Disclosure

NOTE 3 - ACCOUNTS RECEIVABLE, NET

Accounts receivable consist of the following at:

	December 31,	December 31,
	2015	2014

Due from customers and vendors	$26,773	$93,643
Due from sale of residual assets	78,323	--
Less allowance for bad debts	--	(11,250)
Total accounts receivable, net	$105,096	$82,393